FORM 8-K
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Act of 1934
Date of Report (Date of earliest event reported) September 28, 2006
ACROSS AMERICA REAL ESTATE CORP.
(Exact Name of Small Business Issuer as specified in its charter)

Colorado	000-50764	20-0003432
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1660 Seventeenth Street, Suite 450, Denver, Colorado 80202
(Address of principal executive offices including zip code)
(303) 893-1003
(Registrant’s telephone number, including area code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Act of 1934
References in this document to “us,” “we,” or “the Company” refer to Across America Real Estate Corp. and its subsidiaries.
Item 7.01 Regulation FD Disclosure
On September 28,, 2006, we announced a completed financing. In accordance with General Instruction B.2. of Form 8-K, the information set forth in this Item 7.01 (including Exhibit 99.1) is furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“the Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or in the Exchange Act except as may be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.

99.1	News release dated September 28, 2006 announcing financing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 28, 2006	Across America Real Estate Corp
	By:	/s/ Ann L. Schmitt
Ann L. Schmitt
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	News release dated September 28, 2006 announcing financing.